UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2012 (April 26, 2012)

Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)

Michigan	0-23550	38-2806518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan	48430-0725
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2012, the Company announced the retirement of its CEO, Donald L. Grill. Mr. Grill is being succeeded as President and CEO by Ronald L. Justice. Mr. Justice began his career with Fentura and The State Bank in 1985.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number

99.1 Fentura Financial, Inc. April 26, 2012 Announcement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC.
(Registrant)

By:	/s/ Ronald L. Justice
Ronald L. Justice,
President and CEO

Dated: April 30, 2012

Exhibit Index

Exhibit Number	Description
99.1	Fentura Financial, Inc. April 26, 2012 Announcement